SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 25, 2003

Date of Report
(Date of earliest event reported)

T. Rowe Price Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-32191	52-2264646
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

100 East Pratt Street, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (410)-345-2000

Item 9. Regulation FD Disclosure (Item 12, Disclosure of Results of Operations and Financial Condition).

     The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”:

     On April 25, 2003, T. Rowe Price Group, Inc. issued a press release reporting its financial results for the three months ended March 31, 2003. The press release is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit	Description

99	Press Release issued April 25, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T. Rowe Price Group, Inc.

Date: April 25, 2003	By: /s/ Cristina Wasiak

	Name:	Cristina Wasiak
	Title:	Vice President and Chief Financial Officer